SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2010
SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	File No. 001-13251	52-2013874
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
12061 Bluemont Way, Reston, Virginia 20190
(Address if principal executive offices)(zip code)
Registrant’s telephone number, including area code: (703) 810-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition, Financial Statement
     On September 14, 2010, Albert L. Lord, Vice Chairman and Chief Executive Officer of SLM Corporation (the “Corporation”), discussed business performance and strategy at the Barclays Capital Global Financial Services conference in New York. This presentation was accompanied by a series of electronic slides that included information pertaining to the financial results and business strategies of the Corporation. A copy of these slides and related material is included in this report as Exhibit 99.1 and is furnished herewith.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The exhibit listed on the Exhibit Index accompanying this Form 8-K is furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: SLM CORPORATION
Dated: September 14, 2010	By:	/s/ Mark l. heleen
		Name:	Mark L. Heleen
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Presentation at the Barclays Capital Global Financial Services conference on September 14, 2010.